UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported)     JANUARY 18, 2007
                                                     ---------------------------

                    BUILDING MATERIALS CORPORATION OF AMERICA
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

            33-81808                                      22-3276290
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    (Commission File Number)                   (IRS Employer Identification No.)

             1361 ALPS ROAD
            WAYNE, NEW JERSEY                                           07470
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (973) 628-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             ADDITIONAL REGISTRANTS

                                                                      Address, including zip
                                                                       code and telephone
                               State or other      Registration      number, including area
                              jurisdiction of       No./I.R.S.        code, of registrant's
 Exact name of registrant     incorporation or      Employer               principal
as specified in its charter     organization    Identification No.      executive offices
---------------------------     ------------    ------------------      -----------------
Building Materials                Delaware         333-69749-01/        1361 Alps Road
Manufacturing Corporation                           22-3626208          Wayne, NJ 07470
                                                                        (973) 628-3000

ITEM 8.01.     OTHER EVENTS

On January 18, 2007, Building Materials Corporation of America ("BMCA") and Building Materials Manufacturing Corporation ("BMMC," and together with BMCA, the "Purchasers") announced that, in connection with BMCA and BMMC's previously announced tender offer (the "2007 Offer") to purchase for cash all of their outstanding 8% Senior Notes due 2007 (the "2007 Notes") and BMCA's previously announced tender offer (the "2008 Offer" and, together with the 2007 Offer, the "Offers") to purchase for cash all of its outstanding 8% Senior Notes due 2008 (the "2008 Notes," and together with the 2007 Notes, the "Notes") as well as the related consent solicitations to amend each of the indentures governing the 2007 Notes and the 2008 Notes, it is extending the expiration date of the Offers to 12:00 midnight, New York City time on February 14, 2007, unless further extended or earlier terminated.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1 News release issued January 18, 2007 regarding extension of expiration of tender offer.













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



                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                    BUILDING MATERIALS CORPORATION OF AMERICA
                                    BUILDING MATERIALS MANUFACTURING CORPORATION




Dated: January 23, 2007             By:  /s/ John F. Rebele
                                         --------------------------------------
                                           Name:  John F. Rebele
                                           Title: Senior Vice President,
                                                  Chief Financial Officer and
                                                  Chief Administrative Officer






















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



                                  EXHIBIT INDEX

Exhibit Number            Description

     99.1 News release issued January 18, 2007 regarding extension of expiration of tender offer.





























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